Exhibit 10 (f)
CHANGE OF CONTROL AGREEMENT BETWEEN
DANIEL P. GOREY AND
QUIXOTE CORPORATION

     THIS CHANGE OF CONTROL AGREEMENT, dated as of December 1, 1997 (the "Agreement"), is by and between Quixote Corporation, a Delaware corporation having its principal offices at One East Wacker Drive, Chicago, IL, 60601 ("the Company"), and Daniel P. Gorey, an employee of the Company (the "Employee").
     WHEREAS, the Employee is presently serving as an employee and elected officer of the Company; and
     WHEREAS, the Board of Directors of the Company ("the Board") has recognized and continues to recognize that the Employee's contribution to the growth and success of the Company has been, and is expected to continue to be, substantial and desires to assure the Company of the Employee's continued employment by assuring him of fair treatment if that relationship is terminated; and
     WHEREAS, the Company and the Employee agree that, as a result of various factors, it is desirable to enter into this Change of Control Agreement; and
     WHEREAS, the Company desires to retain the Employee's services and the Employee is willing to continue his employment as an employee and elected officer of the Company on the terms and conditions set forth herein.
    NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.  Certain Defined Terms.
   (a)"Change of Control", as used herein, shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 ( Exchange Act ); provided that, without limitation, such a change in control shall be deemed to have occurred if : (i) any person (as that term is defined in Section 13(d) and Section 14(d) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute all members of the Board who are not employed by the Company (the Outside Directors ) shall cease for any reason to constitute at least a majority of the Outside Directors, unless the election of each Outside Director, who was not an Outside Director at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; or, (iii) there shall be consummated (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company s common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company s common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or, (iv) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company.
   (b) "Constructive Termination", as used herein, shall mean any one or more of the following occurrences within three (3) years following the Effective Date of a Change of Control: (i) the Employee is assigned any duties inconsistent in any material adverse respect with the Employee's position, authority, duties or responsibilities immediately prior to the Effective Date of the Change of Control referred to above, or any other action by the Company which results in a diminution in any material adverse respect of the Employee's position, authority, duties or responsibilities as the same existed immediately prior to the Effective Date of the Change of Control referred to above, (ii) the Employee's total compensation (when taken as a whole including fringe benefits and the manner of determining incentive compensation) is changed in a material adverse way or the Company fails to obtain the assumption of the obligation to perform this Agreement by any successor as contemplated in Section 8 hereof, or (iii) the Company requires the Employee to be based outside of a radius of thirty (30) miles from the location of the Company's present corporate offices (except for required travel on Company business to an extent substantially consistent with the Employee's business travel obligations immediately prior to such change in control); provided, however, that none of the foregoing shall be a Constructive Termination if any of the foregoing actions are taken by the Company for Cause (as defined in subsection 1(d) hereof).
   (c) "Effective Date", as used herein, shall mean the first date on which a Change of Control (as defined in Section 1(a)) occurs.
   (d) "Cause" For purposes of this Agreement, the Company shall have "Cause" to terminate the Employee's employment upon (i) the willful failure by the Employee to substantially perform his duties, other than such failure resulting from the Employee's incapacity due to physical or mental illness, (ii) the willful engaging by the Employee in gross misconduct materially and demonstrably injurious to the Company or its subsidiaries or
(iii) the commission by the Employee of a crime which is a felony. For the purpose of this subsection (d), no act, or the failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or subsidiaries. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause under subsections (i), (ii) or (iii) of the first sentence of this subsection (d), unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than two-thirds (2/3) of the entire membership of the Company's Board of Directors at a meeting of the Board called and held for that purpose (after reasonable notice to the Employee and an opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Employee was guilty of conduct set forth above in clause (i), (ii) or (iii) of the first sentence of this subsection (d) and specifying the particulars thereto in detail.
   (e) "Disability" For purposes of this Agreement, an Employee's "Disability" shall occur if the Employee is absent from his duties as an employee of the Company on a full-time basis for six (6) consecutive months following a Change of Control of the Company and if he qualifies for long-term disability under the Company's long-term disability insurance plan.
   2. Termination. If the Employee is terminated for a reason other than death, Disability, Cause or voluntary resignation not constituting a Constructive Termination, or is subject to a Constructive Termination (a Constructive Termination or termination for a reason other than death, Disability, Cause or voluntary resignation not constituting a Constructive Termination referred to herein as a "Termination"), within three (3) years following the Effective Date of a Change of Control, the Employee will be entitled to receive the benefits set forth below:
   (a) Accelerated Vesting. If a Termination of the Employee occurs within three (3) years following the Effective Date of a Change of Control, the vesting of all rights listed on Exhibit A ("Rights") shall be accelerated to the date on which the Employee is terminated or is subject to a Constructive Termination.
   (b) Salary Continuation. If a Termination of the Employee occurs within three (3) years following the Effective Date of a Change of Control:
     (i) The Employee shall have a right to receive his full base salary through the date of Termination at the rate in effect at the time Termination occurs, and in lieu of any further salary payment to the Employee for periods subsequent to the date of Termination, the Company shall pay to the Employee in cash an amount equal to three (3) times the sum of (A) the higher of the Employee's base salary at the date of Termination or on the date when a Change of Control of the Company occurs plus (B) the average of the bonus payment plus other incentive compensation made to the Employee for the two (2) full fiscal years preceding the fiscal year in which a Change of Control of the Company occurs. At the option of the Employee, such payment shall be made in a lump sum not later than 5 days after the date of Termination or in substantially equal semimonthly installments, commencing no later than the fifth day following the date of Termination and continuing for a period of thirty-six (36) months following the date of Termination. In the event (A) the Company shall fail to make any payment to the Employee which is required under this subsection within ten (10) days of the date that such payment is due and (B) such failure to pay continues, following written notification by the Employee to the Company of such failure to make payment, for more than seven (7) additional days thereafter, all remaining installments or payments payable to the Employee shall be accelerated and shall become immediately due and payable by the Company, without any discounting to present value, with interest accruing on any unpaid portion thereof at the rate of twelve percent (12%) per annum.
      (ii) The Company shall provide to Employee all benefits he was entitled to immediately prior to the date of Termination during the Salary Continuation Period, as defined below, including but not limited to all group insurance plans in which the Employee was entitled to participate immediately prior to the date of the Termination, provided that the Employee's continued participation is possible under the terms of such plans (as, for example, it may not possible if the Employee elects the lump sum payment option described in subsection 2(b)(i) above), failing which the Company shall arrange to provide the Employee with alternative benefits and/or insurance substantially similar to those provided under the then current benefit and insurance plans unless it is not commercially feasible to do so. If the cost of providing such benefits is more than 150% of the cost of providing such benefits for the Employee prior to the date of Termination, then the parties agree that it shall be deemed not commercially feasible to do so.
     (iii) The Salary Continuation Period as used in this Section 2(b) shall mean three (3) years from the date of a Termination of the Employee.
     (c) Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in subsection 2(b) by seeking other employment or otherwise, nor shall the amount of any payment provided for in subsection 2(b) be reduced by any compensation earned by the Employee as a result of employment by another employer after the date of Termination, or otherwise.
     3. Rights Apply Only on Change of Control. The rights granted under this Change of Control Agreement only apply upon a Change of Control and subsequent Termination and supersede the severance or other similar rights accruing upon a Change of Control and subsequent Termination under any other agreement, including without limitation the Key Employee Severance Agreement, dated as of February 17, 1989, as amended by and between the Company and the Employee (the "Key Employee Severance Agreement").
     4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in Illinois, without giving effect to conflicts of law principles.
     5. Headings. The section headings of this Agreement are for reference only and are to be given no effect in the construction or interpretation of this Agreement.
     6. Severability. If any part or provision of this Agreement shall be declared invalid or unenforceable by a court of competent jurisdiction, said provision or part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts or provisions of this Agreement.
     7. Waiver. Any party may waive compliance by another party with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing.
     8. Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity (including any employee or person engaged by the Company in any capacity) not a party to this Agreement. The Company will require any successor (whether direct or indirect, by merger, purchase, consolidation or otherwise) of the Company to make an express assumption of the obligations hereunder and cause any successor (whether direct or indirect, by merger, purchase, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to agree to perform all parts and provisions under this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he is subject to a Construction Termination, except for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the date of Termination. As used in this Agreement,
 Company shall mean the Company as hereinbefore defined and any successor to the business and/or assets of the Company which executes and delivers the agreement provided for in this section 8, or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.
     This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by the Employee s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die after any amounts shall become payable to him hereunder, all such amounts, unless otherwise provided for herein, shall be paid in accordance with the terms of this Agreement to the Employee s devisee, legatee or other designee or, if there be no such devisee or other designee, to the Employee s estate.
     9. Legal Fees. The Company shall pay, or reimburse the Employee for, all legal fees and expenses incurred by the Employee as a result of any Termination of his employment hereunder after a Change of Control of the Company, including all such fees and expenses, if any, incurred contesting or disputing in good faith any such Termination or in seeking to obtain or enforce any right or benefit provided by this Agreement.
     10. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Chicago, Illinois in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Employee shall be entitled to seek specific performance of his right to be paid until the date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.
     11. Counterparts. This Agreement may be signed in any number of counterparts and all such counterparts shall be read together and construed as but one and the same document.
     12. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, or sent by facsimile transmission, receipt confirmed, one day after sent by recognized overnight courier, or five (5) days after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, to the parties at the following addresses (or to such other address as a party may have specified by notice duly given to the other party in accordance with this provision):

If to the Employee:

At the Employee's then current business or residence address as shown on the records of the Company, with a copy to such other person as the Employee may have specified by notice duly given to the Company in accordance with this provision.

If to the Company:

Quixote Corporation
One East Wacker Drive
Chicago, IL  60601
Attention: President



   IN WITNESS WHEREOF the parties have executed this Agreement, in triplicate, on the date first written above.








Quixote Corporation                             Employee


/s/ Philip E. Rollhaus, Jr.                     /s/ Daniel P. Gorey
-------------------------------                 -------------------------
By: Its Chief Executive Officer                 Daniel P. Gorey



EXHIBIT A


All rights granted to Employee under the Company s plans including, but not limited to the following:


1993 Long-Term Stock Ownership Plan

Incentive Savings Plan
CHANGE OF CONTROL AGREEMENT BETWEEN
GEORGE D. EBERSOLE AND
QUIXOTE CORPORATION

     THIS CHANGE OF CONTROL AGREEMENT, dated as of December 1, 1997 (the "Agreement"), is by and between Quixote Corporation, a Delaware corporation having its principal offices at One East Wacker Drive, Chicago, IL, 60601 ("the Company"), and George D. Ebersole (the "Employee").
     WHEREAS, the Employee is presently serving as an employee and elected officer of Energy Absorption Systems, Inc., a subsidiary of the Company; and
     WHEREAS, the Board of Directors of the Company ("the Board") has recognized and continues to recognize that the Employee's contribution to the growth and success of the Company has been, and is expected to continue to be, substantial and desires to assure the Company of the Employee's continued employment by assuring him of fair treatment if that relationship is terminated; and
     WHEREAS, the Company and the Employee agree that, as a result of various factors, it is desirable to enter into this Change of Control Agreement; and
     WHEREAS, the Company desires to retain the Employee's services and the Employee is willing to continue his employment as an employee and elected officer of Energy Absorption Systems, Inc. on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1.  Certain Defined Terms.
     (b) "Change of Control", as used herein, shall mean a change in control of a nature that would be required to be reported in response to
Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 ( Exchange Act ); provided that, without limitation, such a change in control shall be deemed to have occurred if :
(i) any person (as that term is defined in Section 13(d) and Section 14(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute all members of the Board who are not employed by the Company (the Outside Directors ) shall cease for any reason to constitute at least a majority of the Outside Directors, unless the election of each Outside Director, who was not an Outside Director at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; or, (iii) there shall be consummated (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company s common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company s common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or, (iv) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company.
     (b) "Constructive Termination", as used herein, shall mean any one or more of the following occurrences within three (3) years following the Effective Date of a Change of Control: (i) the Employee is assigned any duties inconsistent in any material adverse respect with the Employee's position, authority, duties or responsibilities immediately prior to the Effective Date of the Change of Control referred to above, or any other action by the Company which results in a diminution in any material adverse respect of the Employee's position, authority, duties or responsibilities as the same existed immediately prior to the Effective Date of the Change of Control referred to above, (ii) the Employee's total compensation (when taken as a whole including fringe benefits and the manner of determining incentive compensation) is changed in a material adverse way or the Company fails to obtain the assumption of the obligation to perform this Agreement by any successor as contemplated in Section 8 hereof, or (iii) the Company requires the Employee to be based outside of a radius of thirty (30) miles from the location of the Company's present corporate offices (except for required travel on Company business to an extent substantially consistent with the Employee's business travel obligations immediately prior to such change in control); provided, however, that none of the foregoing shall be a Constructive Termination if any of the foregoing actions are taken by the Company for Cause (as defined in subsection 1(d) hereof).
     (c) "Effective Date", as used herein, shall mean the first date on which a Change of Control (as defined in Section 1(a)) occurs.
     (d) "Cause" For purposes of this Agreement, the Company shall have "Cause" to terminate the Employee's employment upon (i) the willful failure by the Employee to substantially perform his duties, other than such failure resulting from the Employee's incapacity due to physical or mental illness, (ii) the willful engaging by the Employee in gross misconduct materially and demonstrably injurious to the Company or its subsidiaries or
(iii) the commission by the Employee of a crime which is a felony. For the purpose of this subsection (d), no act, or the failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or subsidiaries. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause under subsections (i), (ii) or (iii) of the first sentence of this subsection (d), unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than two-thirds (2/3) of the entire membership of the Company's Board of Directors at a meeting of the Board called and held for that purpose (after reasonable notice to the Employee and an opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Employee was guilty of conduct set forth above in clause (i), (ii) or (iii) of the first sentence of this subsection (d) and specifying the particulars thereto in detail.
     (e) "Disability" For purposes of this Agreement, an Employee's "Disability" shall occur if the Employee is absent from his duties as an employee of the Company on a full-time basis for six (6) consecutive months following a Change of Control of the Company and if he qualifies for long-term disability under the Company's long-term disability insurance plan.
     2.Termination. If the Employee is terminated for a reason other than death, Disability, Cause or voluntary resignation not constituting a Constructive Termination, or is subject to a Constructive Termination (a Constructive Termination or termination for a reason other than death, Disability, Cause or voluntary resignation not constituting a Constructive Termination referred to herein as a "Termination"), within three (3) years following the Effective Date of a Change of Control, the Employee will be entitled to receive the benefits set forth below:
     (a) Accelerated Vesting. If a Termination of the Employee occurs within three (3) years following the Effective Date of a Change of Control, the vesting of all rights listed on Exhibit A ("Rights") shall be accelerated to the date on which the Employee is terminated or is subject to a Constructive Termination.
     (b) Salary Continuation. If a Termination of the Employee occurs within three (3) years following the Effective Date of a Change of Control:

     (i) The Employee shall have a right to receive his full base salary through the date of Termination at the rate in effect at the time Termination occurs, and in lieu of any further salary payment to the Employee for periods subsequent to the date of Termination, the Company shall pay to the Employee in cash an amount equal to three (3) times the sum of (A) the higher of the Employee's base salary at the date of Termination or on the date when a Change of Control of the Company occurs plus (B) the average of the bonus payment plus other incentive compensation made to the Employee for the two (2) full fiscal years preceding the fiscal year in which a Change of Control of the Company occurs. At the option of the Employee, such payment shall be made in a lump sum not later than 5 days after the date of Termination or in substantially equal semimonthly installments, commencing no later than the fifth day following the date of Termination and continuing for a period of thirty-six (36) months following the date of Termination. In the event (A) the Company shall fail to make any payment to the Employee which is required under this subsection within ten (10) days of the date that such payment is due and (B) such failure to pay continues, following written notification by the Employee to the Company of such failure to make payment, for more than seven (7) additional days thereafter, all remaining installments or payments payable to the Employee shall be accelerated and shall become immediately due and payable by the Company, without any discounting to present value, with interest accruing on any unpaid portion thereof at the rate of twelve percent (12%) per annum.
     (ii) The Company shall provide to Employee all benefits he was entitled to immediately prior to the date of Termination during the Salary Continuation Period, as defined below, including but not limited to all group insurance plans in which the Employee was entitled to participate immediately prior to the date of the Termination, provided that the Employee's continued participation is possible under the terms of such plans (as, for example, it may not possible if the Employee elects the lump sum payment option described in subsection 2(b)(i) above), failing which the Company shall arrange to provide the Employee with alternative benefits and/or insurance substantially similar to those provided under the then current benefit and insurance plans unless it is not commercially feasible to do so. If the cost of providing such benefits is more than 150% of the cost of providing such benefits for the Employee prior to the date of Termination, then the parties agree that it shall be deemed not commercially feasible to do so.
     (iii) The Salary Continuation Period as used in this Section 2(b) shall mean three (3) years from the date of a Termination of the Employee.
     (c) Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in subsection 2(b) by seeking other employment or otherwise, nor shall the amount of any payment provided for in subsection 2(b) be reduced by any compensation earned by the Employee as a result of employment by another employer after the date of Termination, or otherwise.
     3. Rights Apply Only on Change of Control. The rights granted under this Change of Control Agreement only apply upon a Change of Control and subsequent Termination and supersede the severance or other similar rights accruing upon a Change of Control and subsequent Termination under any other agreement, including without limitation the Key Employee Severance Agreement, dated as of February 17, 1989, as amended, by and between the Company and the Employee (the "Key Employee Severance Agreement").
     4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in Illinois, without giving effect to conflicts of law principles.
     5. Headings. The section headings of this Agreement are for reference only and are to be given no effect in the construction or interpretation of this Agreement.
     6. Severability. If any part or provision of this Agreement shall be declared invalid or unenforceable by a court of competent jurisdiction, said provision or part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts or provisions of this Agreement.
     7. Waiver. Any party may waive compliance by another party with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing.
     8. Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity (including any employee or person engaged by the Company in any capacity) not a party to this Agreement. The Company will require any successor (whether direct or indirect, by merger, purchase, consolidation or otherwise) of the Company to make an express assumption of the obligations hereunder and cause any successor (whether direct or indirect, by merger, purchase, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to agree to perform all parts and provisions under this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he is subject to a Construction Termination, except for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the date of Termination. As used in this Agreement,
 Company shall mean the Company as hereinbefore defined and any successor to the business and/or assets of the Company which executes and delivers the agreement provided for in this section 8, or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.
     This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by the Employee s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die after any amounts shall become payable to him hereunder, all such amounts, unless otherwise provided for herein, shall be paid in accordance with the terms of this Agreement to the Employee s devisee, legatee or other designee or, if there be no such devisee or other designee, to the Employee s estate.
     9. Legal Fees. The Company shall pay, or reimburse the Employee for, all legal fees and expenses incurred by the Employee as a result of any Termination of his employment hereunder after a Change of Control of the Company, including all such fees and expenses, if any, incurred contesting or disputing in good faith any such Termination or in seeking to obtain or enforce any right or benefit provided by this Agreement.
     10. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Chicago, Illinois in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Employee shall be entitled to seek specific performance of his right to be paid until the date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.
     11. Counterparts. This Agreement may be signed in any number of counterparts and all such counterparts shall be read together and construed as but one and the same document.
     12. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, or sent by facsimile transmission, receipt confirmed, one day after sent by recognized overnight courier, or five (5) days after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, to the parties at the following addresses (or to such other address as a party may have specified by notice duly given to the other party in accordance with this provision):

If to the Employee:
At the Employee's then current business or residence address as shown on the records of the Company, with a copy to such other person as the Employee may have specified by notice duly given to the Company in accordance with this provision.

If to the Company:

Quixote Corporation
One East Wacker Drive
Chicago, IL  60601
Attention: President





     IN WITNESS WHEREOF the parties have executed this Agreement, in triplicate, on the date first written above.






Quixote Corporation                            Employee

/s/ Philip E. Rollhaus, Jr.                    /s/ George D. Ebersole
-------------------------------                --------------------------
By: Its Chief Executive Officer                George D. Ebersole


EXHIBIT A


All rights granted to Employee under the Company s plans including, but not limited to:


1993 Long-Term Stock Ownership Incentive Plan

Incentive Savings Plan
CHANGE OF CONTROL AGREEMENT BETWEEN
LESLIE J. JEZUIT AND
QUIXOTE CORPORATION

     THIS CHANGE OF CONTROL AGREEMENT, dated as of December 1, 1997 (the "Agreement"), is by and between Quixote Corporation, a Delaware corporation having its principal offices at One East Wacker Drive, Chicago, IL, 60601 ("the Company"), and Leslie J. Jezuit, the President of the Company (the "Employee").
     WHEREAS, the Employee is presently serving as an employee and elected officer of the Company; and
     WHEREAS, the Board of Directors of the Company ("the Board") has recognized and continues to recognize that the Employee's contribution to the growth and success of the Company has been, and is expected to continue to be, substantial and desires to assure the Company of the Employee's continued employment by assuring him of fair treatment if that relationship is terminated; and
     WHEREAS, the Company and the Employee agree that, as a result of various factors, it is desirable to enter into this Change of Control Agreement; and
     WHEREAS, the Company desires to retain the Employee's services and the Employee is willing to continue his employment as an employee and elected officer of the Company on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Certain Defined Terms.
(c) "Change of Control", as used herein, shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 ( Exchange Act ); provided that, without limitation, such a change in control shall be deemed to have occurred if : (i) any person (as that term is defined in Section 13(d) and Section 14(d) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute all members of the Board who are not employed by the Company (the Outside Directors ) shall cease for any reason to constitute at least a majority of the Outside Directors, unless the election of each Outside Director, who was not an Outside Director at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; or, (iii) there shall be consummated (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company s common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company s common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or, (iv) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company.
(b) "Constructive Termination", as used herein, shall mean any one or more of the following occurrences within three (3) years following the Effective Date of a Change of Control: (i) the Employee is assigned any duties inconsistent in any material adverse respect with the Employee's position, authority, duties or responsibilities immediately prior to the Effective Date of the Change of Control referred to above, or any other action by the Company which results in a diminution in any material adverse respect of the Employee's position, authority, duties or responsibilities as the same existed immediately prior to the Effective Date of the Change of Control referred to above, (ii) the Employee's total compensation (when taken as a whole including fringe benefits and the manner of determining incentive compensation) is changed in a material adverse way or the Company fails to obtain the assumption of the obligation to perform this Agreement by any successor as contemplated in Section 8 hereof, (iii) the Company requires the Employee to be based outside of a radius of thirty (30) miles from the location of the Company's present corporate offices (except for required travel on Company business to an extent substantially consistent with the Employee's business travel obligations immediately prior to such change in control) or (iv) the Employee is removed from, or is not re-elected to, the Board of the Company or any successor thereto; provided, however, that none of the foregoing shall be a Constructive Termination if any of the foregoing actions are taken by the Company for Cause (as defined in subsection 1(d) hereof).
     (c) "Effective Date", as used herein, shall mean the first date on which a Change of Control (as defined in Section 1(a)) occurs.
     (d) "Cause" For purposes of this Agreement, the Company shall have "Cause" to terminate the Employee's employment upon (i) the willful failure by the Employee to substantially perform his duties, other than such failure resulting from the Employee's incapacity due to physical or mental illness, (ii) the willful engaging by the Employee in gross misconduct materially and demonstrably injurious to the Company or its subsidiaries or
(iii) the commission by the Employee of a crime which is a felony. For the purpose of this subsection (d), no act, or the failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or subsidiaries. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause under subsections (i), (ii) or (iii) of the first sentence of this subsection (d), unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than two-thirds (2/3) of the entire membership of the Company's Board of Directors at a meeting of the Board called and held for that purpose (after reasonable notice to the Employee and an opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Employee was guilty of conduct set forth above in clause (i), (ii) or (iii) of the first sentence of this subsection (d) and specifying the particulars thereto in detail.
     (e) "Disability" For purposes of this Agreement, an Employee's "Disability" shall occur if the Employee is absent from his duties as an employee of the Company on a full-time basis for six (6) consecutive months following a Change of Control of the Company and if he qualifies for long-term disability under the Company's long-term disability insurance plan.
     2. Termination. If the Employee is terminated for a reason other than death, Disability, Cause or voluntary resignation not constituting a Constructive Termination, or is subject to a Constructive Termination (a Constructive Termination or termination for a reason other than death, Disability, Cause or voluntary resignation not constituting a Constructive Termination referred to herein as a "Termination"), within three (3) years following the Effective Date of a Change of Control, the Employee will be entitled to receive the benefits set forth below:
     (a) Accelerated Vesting.
If a Termination of the Employee occurs
within three (3) years following the Effective Date of a Change of Control, the vesting of all rights listed on Exhibit A ("Rights") shall be accelerated to the date on which the Employee is terminated or is subject to a Constructive Termination.
     (b) Salary Continuation. If a Termination of the Employee occurs within three (3) years following the Effective Date of a Change of Control:

     (i) The Employee shall have a right to receive his full base salary through the date of Termination at the rate in effect at the time Termination occurs, and in lieu of any further salary payment to the Employee for periods subsequent to the date of Termination, the Company shall pay to the Employee in cash an amount equal to three (3) times the sum of (A) the higher of the Employee's base salary at the date of Termination or on the date when a Change of Control of the Company occurs plus (B) the average of the bonus payment plus other incentive compensation made to the Employee for the two (2) full fiscal years preceding the fiscal year in which a Change of Control of the Company occurs. At the option of the Employee, such payment shall be made in a lump sum not later than 5 days after the date of Termination or in substantially equal semimonthly installments, commencing no later than the fifth day following the date of Termination and continuing for a period of thirty-six (36) months following the date of Termination. In the event (A) the Company shall fail to make any payment to the Employee which is required under this subsection within ten (10) days of the date that such payment is due and (B) such failure to pay continues, following written notification by the Employee to the Company of such failure to make payment, for more than seven (7) additional days thereafter, all remaining installments or payments payable to the Employee shall be accelerated and shall become immediately due and payable by the Company, without any discounting to present value, with interest accruing on any unpaid portion thereof at the rate of twelve percent (12%) per annum.
(ii) The Company shall provide to Employee all benefits he was entitled to immediately prior to the date of Termination during the Salary Continuation Period, as defined below, including but not limited to all group insurance plans in which the Employee was entitled to participate immediately prior to the date of the Termination, provided that the Employee's continued participation is possible under the terms of such plans (as, for example, it may not possible if the Employee elects the lump sum payment option described in subsection 2(b)(i) above), failing which the Company shall arrange to provide the Employee with alternative benefits and/or insurance substantially similar to those provided under the then current benefit and insurance plans unless it is not commercially feasible to do so. If the cost of providing such benefits is more than 150% of the cost of providing such benefits for the Employee prior to the date of Termination, then the parties agree that it shall be deemed not commercially feasible to do so.
(iii) The Salary Continuation Period as used in this Section 2(b) shall mean three (3) years from the date of a Termination of the Employee.
   (c) Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in subsection 2(b) by seeking other employment or otherwise, nor shall the amount of any payment provided for in subsection 2(b) be reduced by any compensation earned by the Employee as a result of employment by another employer after the date of Termination, or otherwise.
     3. Rights Apply Only on Change of Control. The rights granted under this Change of Control Agreement only apply upon a Change of Control and subsequent Termination and supersede the severance or other similar rights accruing upon a Change of Control and subsequent Termination under any other agreement, including without limitation the Key Employee Severance Agreement, dated as of April 30, 1996, by and between the Company and the Employee (the "Key Employee Severance Agreement"); provided, however, that this Agreement shall not amend, modify or supersede in any way the letter agreement between the Company and Employee as attached as Exhibit 10(d) to the Company s 10-Q Report for the quarter ended December 31, 1995 filed with the Securities and Exchange Commission.
     4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in Illinois, without giving effect to conflicts of law principles.
     5. Headings. The section headings of this Agreement are for reference only and are to be given no effect in the construction or interpretation of this Agreement.
     6. Severability. If any part or provision of this Agreement shall be declared invalid or unenforceable by a court of competent jurisdiction, said provision or part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts or provisions of this Agreement.
     7. Waiver. Any party may waive compliance by another party with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing.
     8. Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity (including any employee or person engaged by the Company in any capacity) not a party to this Agreement. The Company will require any successor (whether direct or indirect, by merger, purchase, consolidation or otherwise) of the Company to make an express assumption of the obligations hereunder and cause any successor (whether direct or indirect, by merger, purchase, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to agree to perform all parts and provisions under this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he is subject to a Construction Termination, except for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the date of Termination. As used in this Agreement,
 Company shall mean the Company as hereinbefore defined and any successor to the business and/or assets of the Company which executes and delivers the agreement provided for in this section 8, or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.
     This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by the Employee s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die after any amounts shall become payable to him hereunder, all such amounts, unless otherwise provided for herein, shall be paid in accordance with the terms of this Agreement to the Employee s devisee, legatee or other designee or, if there be no such devisee or other designee, to the Employee s estate.
     9. Legal Fees. The Company shall pay, or reimburse the Employee for, all legal fees and expenses incurred by the Employee as a result of any Termination of his employment hereunder after a Change of Control of the Company, including all such fees and expenses, if any, incurred contesting or disputing in good faith any such Termination or in seeking to obtain or enforce any right or benefit provided by this Agreement.
     10. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Chicago, Illinois in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Employee shall be entitled to seek specific performance of his right to be paid until the date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.
     11. Counterparts. This Agreement may be signed in any number of counterparts and all such counterparts shall be read together and construed as but one and the same document.
     12. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, or sent by facsimile transmission, receipt confirmed, one day after sent by recognized overnight courier, or five (5) days after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, to the parties at the following addresses (or to such other address as a party may have specified by notice duly given to the other party in accordance with this provision):

If to the Employee:

At the Employee's then current business or residence address as shown on the records of the Company, with a copy to such other person as the Employee may have specified by notice duly given to the Company in accordance with this provision.

If to the Company:

Quixote Corporation
One East Wacker Drive
Chicago, IL  60601
Attention: Chairman
IN WITNESS WHEREOF the parties have executed this Agreement, in triplicate, on the date first written above.

Quixote Corporation                             Employee


Philip E. Rollhaus, Jr.                         Leslie J. Jezuit
-------------------------------                 ----------------------
By: Its Chief Executive Officer                 Leslie J. Jezuit


EXHIBIT A

All rights granted to Employee under the Company s plans including, but not limited to the following:

1993 Long-Term Stock Ownership Incentive Plan

1991 Director Stock Option Plan

Incentive Savings Plan

CHANGE OF CONTROL AGREEMENT BETWEEN
PHILIP E. ROLLHAUS, JR. AND
QUIXOTE CORPORATION

     THIS CHANGE OF CONTROL AGREEMENT, dated as of December 1, 1997 (the "Agreement"), is by and between Quixote Corporation, a Delaware corporation having its principal offices at One East Wacker Drive, Chicago, IL, 60601 (the "Company"), and Philip E. Rollhaus, Jr., the Chairman and Chief Executive Officer of the Company (the "Employee").
     WHEREAS, Philip E. Rollhaus, Jr. is presently serving as the Chairman and Chief Executive Officer of the Company; and
     WHEREAS, the Board of Directors of the Company ("the Board") has recognized and continues to recognize that the Employee's contribution to the growth and success of the Company has been, and is expected to continue to be, substantial and desires to assure the Company of the Employee's continued employment by assuring him of fair treatment if that relationship is terminated upon a change of control of the Company; and
     WHEREAS, the Company and the Employee agree that, as a result of various factors, it is desirable to enter into this Change of Control Agreement; and
     WHEREAS, the Company desires to retain the Employee's services and the Employee is willing to continue his employment as an employee of the Company on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Certain Defined Terms.
     (a). "Change of Control", as used herein, shall mean a change in control of a nature that would be required to be reported in response to
Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 ( Exchange Act ); provided that, without limitation, such a change in control shall be deemed to have occurred if :
(i) any person (as that term is defined in Section 13(d) and Section 14(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute all members of the Board who are not employed by the Company (the Outside Directors ) shall cease for any reason to constitute at least a majority of the Outside Directors, unless the election of each Outside Director, who was not an Outside Director at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; or, (iii) there shall be consummated (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company s common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company s common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or, (iv) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company.
     (d) "Constructive Termination", as used herein, shall mean any one or more of the following occurrences within three (3) years following the Effective Date of a Change of Control: (i) the Employee is assigned any duties inconsistent in any material adverse respect with the Employee's position, authority, duties or responsibilities immediately prior to the Effective Date of the Change of Control referred to above, or any other action by the Company which results in a diminution in any material adverse respect of the Employee's position, authority, duties or responsibilities as the same existed immediately prior to the Effective Date of the Change of Control referred to above, (ii) the Employee's total compensation (when taken as a whole including fringe benefits and the manner of determining incentive compensation) is changed in a material adverse way or the Company fails to obtain the assumption of the obligation to perform this Agreement by any successor as contemplated in Section 8 hereof, (iii) the Company requires the Employee to be based outside of a radius of thirty (30) miles from the location of the Company's present corporate offices (except for required travel on Company business to an extent substantially consistent with the Employee's business travel obligations immediately prior to such Change of Control) or (iv) the Employee is removed from, or is not re-elected to, the Board of the Company or any successor thereto; provided, however, that none of the foregoing shall be a Constructive Termination if any of the foregoing are taken by the Company for Cause (as defined in subsection 1(d) hereof).
     (e) "Effective Date", as used herein, shall mean the first date on which a Change of Control (as defined in Section 1(a)) occurs.
     (f) "Cause" For purposes of this Agreement, the Company shall have "Cause" to terminate the Employee's employment upon (i) the willful failure by the Employee to substantially perform his duties, other than such failure resulting from the Employee's incapacity due to physical or mental illness, (ii) the willful engaging by the Employee in gross misconduct materially and demonstrably injurious to the Company or its subsidiaries or
(iii) the commission by the Employee of a crime which is a felony. For the purpose of this subsection (d), no act, or the failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or subsidiaries. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause under subsections (i), (ii) or (iii) of the first sentence of this subsection (d), unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than two-thirds (2/3) of the entire membership of the Company's Board of Directors at a meeting of the Board called and held for that purpose (after reasonable notice to the Employee and an opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Employee was guilty of conduct set forth above in clause (i), (ii) or (iii) of the first sentence of this subsection (d) and specifying the particulars thereto in detail.
     (g). "Disability" For purposes of this Agreement, an Employee's "Disability" shall occur if the Employee is absent from his duties as an employee of the Company on a full-time basis for six (6) consecutive months following a Change of Control of the Company and if he qualifies for long-term disability under the Company's long-term disability insurance plan.
     1. Termination. If the Employee is terminated for a reason other than death, Disability, Cause or voluntary resignation not constituting a Constructive Termination, or is subject to a Constructive Termination (a Constructive Termination or termination for a reason other than death, Disability, Cause or voluntary resignation not constituting a Constructive Termination referred to herein as a "Termination"), within three (3) years following the Effective Date of a Change of Control, the Employee will be entitled to receive the benefits set forth below:
     (a) Accelerated Vesting. If a Termination of the Employee occurs within three (3) years following the Effective Date of a Change of Control, the vesting of all rights listed on Exhibit A ("Rights") shall be accelerated to the date on which the Employee is terminated or is subject to a Constructive Termination.
     (b) Salary Continuation. If a Termination of the Employee occurs within three (3) years following the Effective Date of a Change of Control:

     (i) The Employee shall have a right to receive his full base salary through the date of Termination at the rate in effect at the time Termination occurs, and in lieu of any further salary payment to the Employee for periods subsequent to the date of Termination, the Company shall pay to the Employee in cash an amount equal to three (3) times the sum of (A) the higher of the Employee's base salary at the date of Termination or on the date when a Change of Control of the Company occurs plus (B) the average of the bonus payment plus other incentive compensation made to the Employee for the two (2) full fiscal years preceding the fiscal year in which a Change of Control of the Company occurs. At the option of the Employee, such payment shall be made in a lump sum not later than 5 days after the date of Termination or in substantially equal semimonthly installments, commencing no later than the fifth day following the date of Termination and continuing for a period of thirty-six (36) months following the date of Termination. In the event (A) the Company shall fail to make any payment to the Employee which is required under this subsection within ten (10) days of the date that such payment is due and (B) such failure to pay continues, following written notification by the Employee to the Company of such failure to make payment, for more than seven (7) additional days thereafter, all remaining installments or payments payable to the Employee shall be accelerated and shall become immediately due and payable by the Company, without any discounting to present value, with interest accruing on any unpaid portion thereof at the rate of twelve percent (12%) per annum.
     (ii) The Company shall provide to Employee all benefits he was entitled to immediately prior to the date of Termination during the Salary Continuation Period, as defined below, including but not limited to all group insurance plans in which the Employee was entitled to participate immediately prior to the date of the Termination, provided that the Employee's continued participation is possible under the terms of such plans (as, for example, it may not possible if the Employee elects the lump sum payment option described in subsection 2(b)(i) above), failing which the Company shall arrange to provide the Employee with alternative benefits and/or insurance substantially similar to those provided under the then current benefit and insurance plans unless it is not commercially feasible to do so. If the cost of providing such benefits is more than 150% of the cost of providing such benefits for the Employee prior to the date of Termination, then the parties agree that it shall be deemed not commercially feasible to do so. Notwithstanding anything to the contrary contained herein, the Company shall provide to Employee term life insurance to age 72, at the level of not less than two (2) times the annual amount of the Employee's base salary payments during the Salary Continuation Period, and the Company shall pay any and all premiums associated with such insurance until the Employee attains age 72.
(iii) "Salary Continuation Period" as used in this Section 2(b) shall mean a period of three (3) years following the date of a Termination.
     (c) Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in Section 2(b) by seeking other employment or otherwise, nor shall the amount of any payment provided for in Section 2(b) be reduced by any compensation earned by the Employee as a result of employment by another employer after the date of Termination, or otherwise.
     2. Rights Apply Only on Change of Control. The rights granted under this Change of Control Agreement only apply upon a Change of Control and subsequent Termination and, in such circumstances, supersede the severance or other similar rights accruing upon a Change of Control and subsequent Termination under any other agreement, including without limitation the Executive Employment Agreement, dated as of June 24, 1991, by and between the Company and the Employee, as amended (the "Executive Employment Agreement"); and except in the circumstance of a Change of Control and subsequent Termination, the Executive Employment Agreement shall govern in the event of a conflict between this Agreement and the Executive Employment Agreement.
     3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in Illinois, without giving effect to conflicts of law principles.
     4. Headings. The section headings of this Agreement are for reference only and are to be given no effect in the construction or interpretation of this Agreement.
     5. Severability. If any part or provision of this Agreement shall be declared invalid or unenforceable by a court of competent jurisdiction, said provision or part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts or provisions of this Agreement.
     6. Waiver. Any party may waive compliance by another party with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing.
     8. Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity (including any employee or person engaged by the Company in any capacity) not a party to this Agreement. The Company will require any successor (whether direct or indirect, by merger, purchase, consolidation or otherwise) of the Company to make an express assumption of the obligations hereunder and cause any successor (whether direct or indirect, by merger, purchase, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to agree to perform all parts and provisions under this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he is subject to a Construction Termination, except for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the date of Termination. As used in this Agreement,
 Company shall mean the Company as hereinbefore defined and any successor to the business and/or assets of the Company which executes and delivers the agreement provided for in this section 8, or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.
     This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by the Employee s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die after any amounts shall become payable to him hereunder, all such amounts, unless otherwise provided for herein, shall be paid in accordance with the terms of this Agreement to the Employee s devisee, legatee or other designee or, if there be no such devisee or other designee, to the Employee s estate.
     7. Legal Fees. The Company shall pay, or reimburse the Employee for, all legal fees and expenses incurred by the Employee as a result of any Termination of his employment hereunder after a Change of Control of the Company, including all such fees and expenses, if any, incurred contesting or disputing in good faith any such Termination or in seeking to obtain or enforce any right or benefit provided by this Agreement.
     8. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Chicago, Illinois in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Employee shall be entitled to seek specific performance of his right to be paid until the date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.
     9. Counterparts. This Agreement may be signed in any number of counterparts and all such counterparts shall be read together and construed as but one and the same document.
     10. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or sent by facsimile transmission, receipt confirmed, one day after sent by recognized overnight courier, or five (5) days after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, to the parties at the following addresses (or to such other address as a party may have specified by notice duly given to the other party in accordance with this provision):

If to the Employee:

At the Employee's then current business or residence address as shown on the records of the Company, with a copy to such other person as the Employee may have specified by notice duly given to the Company in accordance with this provision.

If to the Company:

Quixote Corporation
One East Wacker Drive
Chicago, IL  60601
Attention: President



     IN WITNESS WHEREOF the parties have executed this Agreement, in triplicate, on the date first written above.







Quixote Corporation                        Employee

/s/ Leslie J. Jezuit                       /s/ Philip E. Rollhaus, Jr.
--------------------                       ----------------------------
By: Its President                          Philip E. Rollhaus, Jr.



EXHIBIT A


All rights granted to Employee under the Company s plans including, but not limited to the following:


1993 Long-Term Stock Ownership Incentive Plan

1991 Director Stock Option Plan

Incentive Savings Plan